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                                                                    RULE 497(d)
                                                     REGISTRATION NO. 333-13087



                        SUPPLEMENT DATED AUGUST 18, 1999

                                       TO

                          PROSPECTUS DATED MAY 3, 1999

                                      FOR

                           SUN LIFE CORPORATE VUL-SM-
            A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY



                ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



Effective September 1, 1999, the paragraph under the heading "Policy Charges, Deductions and Refunds", sub-heading "Sales Load Refund at Surrender", located on page 6 of the Prospectus, and the paragraph under the heading "Charges, Deductions and Refunds", sub-heading "Sales Load Refund at Surrender", located on page 27 of the Prospectus, are deleted in their entirety and replaced by the following:

     "If you surrender your Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered your Policy."

THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR SUN LIFE CORPORATE VUL-SM- DATED MAY 3, 1999. THIS
SUPPLEMENT AND THE PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE
REFERENCE.